INCOME TAXES	12 Months Ended
Sep. 27, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9. INCOME TAXES:

The Company accounts for income taxes using the asset and liability method. Under this method, the provision for income taxes represents income taxes payable or refundable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the financial and tax bases of the Company’s assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Interest and penalties related to income tax matters are included in the provision for income taxes.

The components of income from continuing operations before income taxes by source of income are as follows (in thousands):

	Fiscal Year Ended September 27, 2013	Fiscal Year Ended September 28, 2012	Fiscal Year Ended September 30, 2011

United States	$18,557	$34,498	$(16,162)
Non-U.S.	72,072	90,470	112,131

	$90,629	$124,968	$95,969

The provision (benefit) for income taxes consists of (in thousands):

	Fiscal Year Ended September 27, 2013	Fiscal Year Ended September 28, 2012	Fiscal Year Ended September 30, 2011

Current:
Federal	$2,740	$45,173	$(1,493)
State and local	126	7,205	8,494
Non-U.S.	34,158	32,301	34,356

	$37,024	$84,679	$41,357

Deferred:
Federal	$(1,007)	$(42,515)	$(22,885)
State and local	(656)	(11,189)	(8,946)
Non-U.S.	(16,128)	(12,909)	(10,260)

	(17,791)	(66,613)	(42,091)

	$19,233	$18,066	$(734)

Current taxes receivable of $44.6 million and $3.1 million at September 27, 2013 and September 28, 2012, respectively, are included in “Prepayments and other current assets.”

The provision for income taxes varies from the amount determined by applying the United States Federal statutory rate to pretax income as a result of the following (all percentages are as a percentage of pretax income):

	Fiscal Year Ended September 27, 2013	Fiscal Year Ended September 28, 2012	Fiscal Year Ended September 30, 2011

United States statutory income tax rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:
State income taxes, net of Federal tax benefit	1.0	0.5	2.1
Foreign taxes	(2.2)	(9.8)	(10.7)
Permanent book/tax differences	1.8	(0.6)	1.2
Uncertain tax positions	(1.6)	(1.8)	(17.7)
Tax credits & other	(12.8)	(8.8)	(10.7)

Effective income tax rate	21.2%	14.5%	(0.8)%

The effective tax rate is based on expected income, statutory tax rates and tax planning opportunities available to the Company in the various jurisdictions in which it operates. Judgment is required in determining the effective tax rate and in evaluating the Company’s tax positions. The Company establishes reserves when, despite the belief that the Company’s tax return positions are supportable, the Company believes that certain positions are likely to be challenged and that the Company may not succeed. The Company adjusts these reserves in light of changing facts and circumstances, such as the progress of a tax audit. The effective tax rate includes the impact of reserve provisions and changes to the reserve that the Company considers appropriate, as well as related interest and penalties. During fiscal 2011, the Company recorded a reduction of approximately $17.0 million related to the remeasurement of an uncertain tax position. The American Taxpayer Relief Act (the “Act”) was enacted on January 3, 2013. Under the Act, the Work Opportunity Tax Credit was extended until December 31, 2013.

A number of years may elapse before a particular tax reporting year is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction. In the United States, the statutes for state income taxes for 2002 and forward remain open. The Company received final notification in November 2012 that the Internal Revenue Service has settled the 2007 and 2008 examinations of the Company’s tax returns. While it is often difficult to predict the final outcome or the timing of resolution of any particular tax matter, the Company believes that its income tax accruals reflect the probable outcome of known tax contingencies. Unfavorable settlement of any particular issue would require use of the Company’s cash.

As of September 27, 2013, certain subsidiaries have recorded deferred tax assets of $21.0 million associated with accumulated federal, state and foreign net operating loss carryforwards. The Company has approximately a $10.3 million valuation allowance as of September 27, 2013 against these deferred tax assets due to the uncertainty of its realization. In addition, certain subsidiaries have accumulated state net operating loss carryforwards for which no benefit has been recorded as they are attributable to uncertain tax positions. The unrecognized tax benefits, as of September 27, 2013, attributable to these net operating losses was approximately $5.7 million. Due to the uncertain tax position, these net operating losses are not included as components of deferred tax assets as of September 27, 2013. The federal, state and foreign net operating loss carryforwards will expire from 2014 through 2033.

As of September 27, 2013, the Company has approximately $16.2 million of general business and foreign tax credit carryforwards, which expire in 2033 and 2023, respectively. The Company believes it is more likely than not that it will be able to generate taxable income in the future sufficient to utilize these carryforwards, and no valuation allowance is necessary. The Company does not currently hold significant or excessive cash balances at any of its foreign operations and does not consider any of its unremitted earnings to be permanently reinvested. Therefore, the Company has provided a deferred tax liability for incremental U.S. taxes on all unremitted earnings.

As of September 27, 2013 and September 28, 2012, the components of deferred taxes are as follows (in thousands):

	September 27, 2013	September 28, 2012
Deferred tax liabilities:
Property and equipment	$71,425	$82,627
Investments	43,527	95,445
Other intangible assets, including goodwill	700,526	717,583
Inventory and other	70,037	13,095

Gross deferred tax liability	885,515	908,750

Deferred tax assets:
Insurance	36,458	41,443
Employee compensation and benefits	218,491	214,847
Accruals and allowances	37,876	43,781
Derivatives	18,449	31,879
Net operating loss/credit carryforwards and other	37,264	37,509

Gross deferred tax asset, before valuation allowances	348,538	369,459

Valuation allowances	(10,263)	(15,187)

Net deferred tax liability	$547,240	$554,478

Current deferred tax assets of $42.7 million and $77.9 million at September 27, 2013 and September 28, 2012 are included in “Prepayments and other current assets,” respectively. Deferred tax liabilities of $589.9 million and $632.3 million at September 27, 2013 and September 28, 2012 are included in “Deferred Income Taxes and Other Noncurrent Liabilities,” respectively. The increase in the Company’s inventory and other deferred tax liabilities relates to the change in tax regulations impacting the timing of allowable deductions for certain in service inventory.

The Company had approximately $27.3 million of total gross unrecognized tax benefits as of September 27, 2013, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amount of gross unrecognized tax benefits follows (in thousands):

September 27, 2013
Gross unrecognized tax benefits at September 28, 2012	$31,977
Additions based on tax positions taken in the current year	2,342
Reductions for tax positions taken in prior years	(1,123)
Reductions for remeasurements, settlements and payments	(3,919)
Reductions due to statute expiration	(1,940)

Gross unrecognized tax benefits at September 27, 2013	$27,337

September 28, 2012
Gross unrecognized tax benefits at September 30, 2011	$34,040
Additions based on tax positions taken in the current year	2,304
Additions for tax positions taken in prior years	(254)
Reductions for remeasurements, settlements and payments	(3,306)
Reductions due to statute expiration	(807)

Gross unrecognized tax benefits at September 28, 2012	$31,977

The Company had approximately $7.0 million and $8.4 million accrued for interest and penalties as of September 27, 2013 and September 28, 2012, respectively, and recorded approximately ($0.3) million and ($1.0) million in interest and penalties during fiscal 2013 and fiscal 2012, respectively.

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2009, with the exception of certain Work Opportunity Tax Credits and Welfare to Work Tax Credits which are pending the outcome of Protective Refund Claims filed for 1998 through 2006.

The Company has significant operations in approximately 20 states and foreign taxing jurisdictions. The Company has open tax years in these jurisdictions ranging from 1 to 10 years. The Company does not anticipate that any adjustments resulting from tax audits would result in a material change to the results of operations or financial condition.

The Company does not expect the amount of unrecognized tax benefits to significantly change within the next 12 months.